Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VOS International, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan J. Ligi, President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 2, 2006                                                 By: /s/ Dennis LaVorgna
                                                                                      Dennis LaVorgna
                                                                                      Chief Financial Officer, Principal Accounting Officer